United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:

[ ]     Definitive  Information  Statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement


Company  Name:  OASIS  ENTERTAINMENT'S  4TH  MOVIE  PROJECT,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities  to which transaction applies: NONE.

(2)  Aggregate  number  of  securities  to  which  transaction  applies:  NONE

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     Date  filed:

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                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.
                24843 Del Prado, Suite 326, Dana Point, CA 92629


                                  June 12, 2002

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on June 12, 2002, of Oasis Entertainment's 4th Movie Project, Inc. ("OEFM"), a Nevada corporation, in connection with the proposal to amend the corporate charter to change the name of the corporation to Liberator Medical Supply, Inc. which was approved by the action of a majority of all shareholders entitled to vote on the record date.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the action.

     Holders of approximately 82.71% of our common stock have executed a written consent in favor of the proposal described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders who have not previously consented.


By  Order  of  the  Board  of  Directors,


/s/Mark  Libratore
Mark  Libratore
President

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                                  UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.

                                    Contents

Introduction                                                                   3

Item  1.  Information  Required  by  Items  of  Schedule  14A                  4
     A.  No  Time,  Place  or  Date  for  Meeting  of  Shareholders            4
     B.  Dissenters'  Rights                                                   4
     C.  Voting  Securities  and  Principal  Holders  Thereof                  4
     D.  Amendment  of  Charter                                                5
          1)     Reasons  and  Benefits  of  the  Transaction                  5
          2)     Federal  Tax  Consequences                                    5

Item  2.  Statements  that  Proxies  are  not  Solicited                       5
Item  3.  Interest  of  Certain  Persons                                       6
Item  4.  Other  and  General  Information                                     6

INTRODUCTION

     This 1934 Act Registrant, Oasis Entertainment's 4th Movie Project, Inc. ("OEFM") has conducted a Majority Shareholder Action, pursuant to the Nevada Revised Statute, Section 78.390, to change the name of the corporation to Liberator Medical Supply, Inc. This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c.

     OEFM previously reported that a change of control of the Board of Directors and a control of the Company would occur at closing under the Plan of Exchange dated May 21, 2002 (the "Agreement"), . It filed an Information Statement on
Schedule  14F-1,  dated  May  31,  2002,  as amended by an Information Statement
Schedule 14F-1/A, dated June 3, 2002, filed with the Securities Exchange Commission. Reference is made to those filings.

     We are a Nevada corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our September 30, 2001 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov , or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

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              ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

     A.  NO  TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS

          There WILL NOT be a meeting of shareholders and none is required under Nevada Revised Statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This information statement is first being mailed on or about June 25, 2002 to the holders of Common Stock as of the Record Date on June 12, 2002.

   B.  DISSENTERS'  RIGHTS.

          Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

   C.  THE  VOTING  SECURITIES  AND  PRINCIPAL  SHAREHOLDERS  THEREOF.

          The proposal to amend the corporate charter to change the name of the corporation to Liberator Medical Supply, Inc. was approved by the action of a majority of all shareholders entitled to vote on the record date. This is called Majority Shareholder Action, pursuant to the Nevada Corporate Law. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 82.71% of all shares issued and outstanding. The proposals are not effective before first completion of this
Section 14(c) compliance, and second the mailing or delivery of this Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING  SECURITIES  OF  THE  COMPANY:

          ON JUNE 12, 2002, THE RECORD DATE, THERE WERE 42,204,912 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

          The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of June 12, 2002, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

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     OFFICERS,  DIRECTORS  AND  BENEFICIAL  OWNERS,  AS  OF  JUNE  10,  2002

--------------------------------------------------------------------------------
Name and Address of                           Amount and nature     Percentage
Beneficial Owner                                 of Beneficial     (1) of Class
                                                  Ownership
--------------------------------------------------------------------------------
Mark A. Libratore
President/  Chairman
4330 S.E. Federal Hwy.
Stuart, FL 34997                                 35,000,000(2)         82.70%
--------------------------------------------------------------------------------
J. Dan Sifford Jr.
24843 Del Prado Suite 326
Dana Point CA 92629                                   5,000            00.01%
--------------------------------------------------------------------------------
All Officers and Directors as a Group            35,005,000            82.71%
--------------------------------------------------------------------------------
Total  Shares  Issued  and  Outstanding          42,204,912           100.00%
--------------------------------------------------------------------------------
     Notes  to  the  table:

     (1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     (2) Includes 5,000,000 shares to be delivered to Mr. Libratore by third parties as additional consideration of his agreement to exchange and agree to change of control to be accomplished pursuant to the Plan of Exchange.

   D.  AMENDMENT  OF  CHARTER.

     The proposal to amend the corporate charter to change the name of the corporation to Liberator Medical Supply, Inc., was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than July 1, 2002.

     (1) REASONS FOR AMENDMENT. We have adopted a new business plan. The new name is more descriptive of our new business.

     (2) FEDERAL TAX CONSEQUENCES. There are no tax consequences to the change of corporate name proposed.


               ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

               WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                        NOT REQUESTED TO SEND US A PROXY.

                      ITEM 3. INTEREST OF CERTAIN PERSONS.

   Mark Libratore, President and Chairman of the Board, owns 35,000,000 shares of common stock, or 82.7% of the shares issued and outstanding and has a substantial interest in the actions proposed herein.

     J. Dan Sifford, Jr., former President and Chairman of the Board, owns 5,000 shares of common stock, or 0.01% of the shares issued and outstanding, has a minimal interest in the securities holdings of which are affected by the actions proposed herein.


                     ITEM 4. OTHER AND GENERAL INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended September 30, 2001, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by OEFM can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.

                                       By


Dated:  June  14,  2002


By  the  order  of  the  Board  of  Directors

                              /S/MARK A. LIBERATORE
                               MARK A. LIBERATORE
                                    PRESIDENT

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